SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 EUROPA CRUISES
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

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                        THIS SOLICITATION IS ON BEHALF OF
              THE BOARD OF DIRECTORS OF EUROPA CRUISES CORPORATION

                            SUPPLEMENTAL INFORMATION

         The information contained in this document (this "Supplement") supplements the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by the Board of Directors (the "Board") of Europa Cruises Corporation, a Delaware corporation (the "Company") on June 12, 1998 (the "Proxy Statement"), and mailed contemporaneously to the stockholders of the Company, soliciting the proxies of the Company's stockholders with respect to actions to be voted upon and taken at the Company's annual meeting to be held on July 10, 1998 (the "Company's Proxy"). By reason of the solicitation by a group referring to itself as, the "Coalition of Concerned Shareholders of Europa Cruises Corporation" (the "Coalition") opposing the Board's nominees for election as directors as set forth in the Proxy Statement, the Company is required to furnish certain additional information to its stockholders pursuant to rules and regulations under the Securities Exchange Act of 1934. The information contained in this Supplement should be read together with the Proxy Statement.

         DO NOT SIGN OR RETURN ANY BLUE CARD YOU MAY RECEIVE FROM THE COALITION. Please sign, date and mail the enclosed WHITE Europa proxy card immediately. If you have already voted for the dissidents group on a BLUE proxy card before receiving your WHITE Europa proxy card, you have every right to change your vote simply by signing, dating and mailing the enclosed WHITE Europa proxy card. Only your latest dated proxy card will count at the Annual Meeting.

         If you own your shares in the name of a brokerage firm, only your broker can vote your shares on your behalf and only after receiving your specific instructions. Please sign, date and mail your WHITE Europa proxy card enclosed with this letter. Please do so for each separate account you maintain. Please sign, date and return ALL WHITE Europa proxy cards received by you.

         The following sets forth with respect to each of the Board's nominees and each of the current directors certain information known to the Company with respect to transactions in the Company's securities in the past two years.

                              NOMINEES FOR ELECTION

                                DEBORAH A. VITALE

                                    Nature of          Number
               Date                 Transaction        of Shares

               04/18/96             Option Grant*      800,000

               04/03/98             Option Grant*      750,000


* On April 18, 1996, Ms. Vitale, a director, was awarded options to purchase 800,000 shares of common stock at $.75 per share. On April 3, 1998, Ms. Vitale was awarded options to purchase 750,000 shares of common stock at $1.00 per share for services rendered as director and president of Europa and its subsidiaries, provided she did not voluntarily resign as a director for six months from the date the Board awarded the options.



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                                  JOHN R. DUBER

                Date                Nature of                 Number
                                    Transaction               of Shares

                02/29/96            Sale                        3,500
                03/04/96            Sale                        9,000
                03/18/96            Purchase(1)                10,000
                01/23/97            Purchase                   20,000
                01/28/97            Purchase                   20,000
                02/03/97            Purchase                   20,000
                02/11/97            Sale                        5,000
                02/14/97            Sale                        5,000
                02/18/97            Sale                        9,000
                02/28/97            Sale                        4,000
                03/13/97            Sale                       13,000
                04/11/97            Sale                        1,000
                04/30/97            Sale                        1,000
                08/22/97            Purchase                   10,000
                10/08/97            Purchase                   10,000
                10/09/97            Purchase                   10,000
                12/05/97            Sale                        2,000
                03/24/97            Option Grant              100,000
                                    (2)

(1) Paul J. DeMattia purchased 10,000 shares of Common Stock on February 16, 1996, and transferred such shares to Mr. Duber's account on March 18, 1996, for which Mr. Duber reimbursed Mr. DeMattia the full cost of such shares.

(2) On March 24, 1998, Mr. Duber, a Director, was awarded options to purchase 100,000 shares of Common Stock at $1.00 per share, 50,000 of which were awarded for services rendered as a Director, provided he did not voluntarily resign as a Director for six months from the date the Board awarded the options, and 50,000 of which were awarded for other services rendered to the Company which were not conditioned on continued service.

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




                                PAUL J. DEMATTIA

                                    Nature of               Number
                Date                Transaction             of Shares

                02/06/96            Purchase                 4,000
                02/07/96            Sale                     3,000
                02/16/96            Purchase (1)            12,500
                03/18/96            Sale (1)                10,000
                05/01/96            Purchase                10,000
                01/29/97            Purchase                20,000
                12/04/97            Purchase                20,000
                02/19/98            Purchase                10,000
                03/24/98            Option                  50,000
                                    Grant (2)

(1) Mr. DeMattia purchased 10,000 shares of Common Stock on February 16, 1996, and transferred such shares to the account of Mr. John R. Duber on March 18, 1996, for which Mr. Duber reimbursed Mr. DeMattia the full cost of such shares.

(2) On March 24, 1998, Mr. DeMattia, a Director, was awarded options to purchase 50,000 shares of Common Stock at $1.00 per share for services rendered as a Director, provided he did not voluntarily resign as a Director for six months from the date the Board awarded the options.

                               GREGORY A. HARRISON

                                  Nature of                  Number
              Date                Transaction                of  Shares

              01/07/97            Purchase                   10,000
              01/14/97            Purchase                   20,000
              02/03/97            Purchase                   10,000
              02/25/97            Purchase                   20,000
              02/26/97            Purchase                   10,000
              10/21/97            Purchase                   20,000
              11/19/97            Purchase                   20,000
              01/28/98            Purchase                   60,000

              02/19/98            Purchase                   20,000
              02/19/98            Purchase                   20,000
              03/24/98            Option Grant*              50,000


* On March 24, 1998, Mr. Harrison, a Director, was awarded options to purchase 50,000 shares of Common Stock at $1.00 per share for services rendered as a Director, provided he did not voluntarily resign as a Director for six months from the date the Board awarded the options.

Except for the information disclosed herein or in the Proxy Statement, to the Company's knowledge, none of the Company's nominees, the other current directors or their associates has any contract, arrangement or understanding with any person with respect to the Company's securities, any future employment with the Company or its affiliates, any future transactions to which the Company or any of its affiliates will or may be a party, or any material interest, direct or indirect, in any transaction which has occurred since January 1, 1996 or any proposed transaction to which the Company or any of its subsidiaries was or is to be a party.

                           COST OF PROXY SOLICITATION

         The Coalitions initiation of a proxy contest will materially increase the Company's normal cost of proxy solicitation. Although no precise estimate can be made at this time, the Company currently estimates that its expenses (including possible litigation, but excluding amounts normally paid in the absence of a contest and salaries paid to officers and employees) will be at least $100,000, of which approximately $50,000 has been incurred to date.

         The Company's directors, nominees, officers, public relations consultants, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, telefax, personal interviews and over the Internet.


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